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EXHIBIT 4.1



                                [FRONT OF STOCK CERTIFICATE]

CLASS A                                CLASS A
COMMON STOCK                           COMMON STOCK


PAR VALUE $.01                         PAR VALUE $.01

[SABRE LOGO]                           [SABRE LOGO]

SEE REVERSE SIDE                       CUSIP 785905 10 0
FOR RIGHTS LEGEND                      SEE REVERSE FOR CERTAIN
                                       DEFINITIONS

 NUMBER                                SHARES

                        [STOCK CERTIFICATE SYMBOL]


                     SABRE HOLDINGS CORPORATION

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


     This Certifies that





      is the owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK

of Sabre Holdings Corporation transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the signatures of the duly authorized officers.

/s/ William J. Hannigan
PRESIDENT AND CHIEF EXECUTIVE OFFICER


/s/ Andrew B. Steinberg
CORPORATE SECRETARY

DATED:

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COUNTERSIGNED AND REGISTERED:
FIRST CHICAGO TRUST COMPANY OF NEW YORK
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR,

BY

AUTHORIZED SIGNATURE


                 [BACK OF STOCK CERTIFICATE]

                 SABRE HOLDINGS CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -- as tenants in common     UNIFGIFT MIN ACT -- Custodian
     TEN ENT  -- as tenants by the entireties  -------   -------
     JT TEN   -- as joint tenants with right of   (Cust)       (Minor)
                 survivorship and not as tenants under Uniform Gift to Minors
                 in common     Act  ---------------------------------
                                         (State)


    Additional abbreviations may also be used though not in the above list.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH
STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, POWERS,
PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER
SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF
THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR
RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.  SUCH
REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER
AGENT.


     For value received,        hereby sell, assign and transfer unto


   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE


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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
ZIP CODE OF ASSIGNEE

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Shares of the capital stock represented by the within
Certificate, and do hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,   __________



                    ________________________________________

                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.